MINFILE Number: 093F 050 **Name:** BUCK **Status:** Showing

Ore Zone/ Year/Report On		Tonnage/ Category	Commodity	Grade	Reference/ Comments
SAMPLE			Silver	721.0000 g/t	Sample is from the Christmas Cake sulphide-rhyolite breccia showing. Unpublished data (Lane and Schroeter, 1994).
		Assay/analysis	Gold	0.1300 g/t	
1994	N	Grab	Copper	0.1900 %	
			Lead	3.8000 %	
			Zinc	12.1000 %	